BANC OF AMERICA SECURITIES [GRAPHIC OMITTED][GRAPHIC OMITTED]
                                 RASC 2003-KS10
                            COLLATERAL SUMMARY REPORT
Banc of America Securities
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.




1. ORIGINAL COMBINED LOAN-TO-VALUE RATIO - PERCENT OF POOL - GROUP I

========================================================================================================
ORIGINAL COMBINED LOAN-TO-VALUE   NA  <=450  451-500501-550 551-600601-650 651-700 701-750 751-800>800
RATIO (%)
========================================================================================================
========================================================================================================
<= 20.00                         2.69   0.00   0.00    9.85  15.62   34.68    8.24    0.00  28.94  0.00
========================================================================================================
========================================================================================================
20.01 - 30.00                    0.00   0.00   1.18    3.53  14.46   24.72    2.46    9.13  41.54  2.98
========================================================================================================
========================================================================================================
30.01 - 40.00                    1.54   0.00   0.64    7.15  16.81   18.14    7.40    5.78  37.98  4.56
========================================================================================================
========================================================================================================
40.01 - 50.00                    0.39   0.00   0.00    6.52  12.89   28.14   17.30   16.64  18.14  0.00
========================================================================================================
========================================================================================================
50.01 - 60.00                    0.59   0.00   0.09    7.42  14.62   28.77   20.94   10.08  15.89  1.61
========================================================================================================
========================================================================================================
60.01 - 70.00                    0.32   0.00   0.06    6.78  19.61   35.74   16.09    9.17  11.93  0.31
========================================================================================================
========================================================================================================
70.01 - 80.00                    0.05   0.00   0.00    4.67  17.21   37.99   23.53   10.97   5.55  0.03
========================================================================================================
========================================================================================================
80.01 - 90.00                    0.00   0.00   0.00    2.93  19.17   42.18   23.85    8.02   3.74  0.11
========================================================================================================
========================================================================================================
90.01 - 100.00                   0.00   0.00   0.00    0.59   7.03   47.14   35.39    5.35   4.11  0.39
========================================================================================================
========================================================================================================
TOTAL:                           0.11   0.00   0.02    4.05  17.03   39.22   23.38    9.12   6.79  0.27
========================================================================================================






2. ORIGINAL COMBINED LOAN-TO-VALUE RATIO - LOAN COUNT - GROUP I

========================================================================================================
ORIGINAL COMBINED  LOAN-TO-VALUE NA <=450 451-500 501-550 551-600601-650 651-700
701-750 751-800>800 RATIO (%)
========================================================================================================
========================================================================================================
<= 20.00                            1     0       0       2      4       5       2       0      2     0
========================================================================================================
========================================================================================================
20.01 - 30.00                       0     0       1       2      5       9       1       2      8     1
========================================================================================================
========================================================================================================
30.01 - 40.00                       2     0       1       9     22      14       8       5     15     2
========================================================================================================
========================================================================================================
40.01 - 50.00                       1     0       0      13     22      41      21      13     13     0
========================================================================================================
========================================================================================================
50.01 - 60.00                       2     0       1      25     54      70      52      21     21     4
========================================================================================================
========================================================================================================
60.01 - 70.00                       4     0       1      50    106     185      84      33     36     1
========================================================================================================
========================================================================================================
70.01 - 80.00                       2     0       0      91    306     612     338     137     59     1
========================================================================================================
========================================================================================================
80.01 - 90.00                       0     0       0      69    365     717     360     123     48     1
========================================================================================================
========================================================================================================
90.01 - 100.00                      0     0       0      23    193     457     230      48     22     1
========================================================================================================
========================================================================================================
TOTAL:                             12     0       4     284  1,077   2,110   1,096     382    224    11
========================================================================================================













3. PRINCIPAL BALANCE FOR BALANCES GREATER OR EQUAL TO $600K - GROUP I

=================================================================================================
                   NUMBER OF  PRINCIPAL                   WA LTV  OWNER OCC    CASHOUT   FULL
PRINCIPAL BALANCE    LOANS   BALANCE ($) WAC (%)  WA FICO   (%)      (%)        REFI       DOC
$                                                                                (%)       (%)
=================================================================================================
=================================================================================================
700,001 - 750,000          2 1,470,000.00   6.581     666   74.39     100.00      100.00  100.00
=================================================================================================
=================================================================================================
TOTAL:                     2 1,470,000.00   6.581     666   74.39     100.00      100.00  100.00
=================================================================================================








4. ORIGINAL LOAN-TO-VALUE RATIO - PERCENT OF POOL - GROUP II

========================================================================================================
ORIGINAL LOAN-TO-VALUE        NA  <=450  451-500 501-550 551-600  601-650 651-700 701-750 751-800 >800
RATIO (%)
========================================================================================================
========================================================================================================
<= 20.00                     0.00   0.00    0.00   41.45     7.58   50.97    0.00    0.00    0.00  0.00
========================================================================================================
========================================================================================================
20.01 - 30.00                0.00   0.00    0.00    0.00    52.56   37.42   10.02    0.00    0.00  0.00
========================================================================================================
========================================================================================================
30.01 - 40.00                0.69   0.00    0.00   23.03    34.58   20.47    9.83    8.31    3.09  0.00
========================================================================================================
========================================================================================================
40.01 - 50.00                2.32   0.00    1.57   21.54    28.85   31.40    8.01    6.31    0.00  0.00
========================================================================================================
========================================================================================================
50.01 - 60.00                0.83   0.00    0.66   20.90    40.81   29.62    6.36    0.83    0.00  0.00
========================================================================================================
========================================================================================================
60.01 - 70.00                0.06   0.00    1.82   26.10    30.64   27.66   10.65    2.21    0.78  0.07
========================================================================================================
========================================================================================================
70.01 - 80.00                0.14   0.04    0.06    8.46    24.02   39.76   20.09    5.21    2.22  0.00
========================================================================================================
========================================================================================================
80.01 - 90.00                0.01   0.00    0.01    6.08    35.94   39.96   13.58    3.36    0.97  0.08
========================================================================================================
========================================================================================================
90.01 - 100.00               0.00   0.00    0.00    0.00     2.01   64.77   27.17    5.27    0.78  0.00
========================================================================================================
========================================================================================================
TOTAL:                       0.11   0.02    0.19    8.41    27.74   40.97   16.95    4.17    1.40  0.04
========================================================================================================












5. ORIGINAL LOAN-TO-VALUE RATIO - LOAN COUNT - GROUP II

=======================================================================================================
ORIGINAL  LOAN-TO-VALUE  RATIO NA <=450 451-500  501-550 551-600 601-650 651-700
701-750 751-800 >800 (%)
=======================================================================================================
=======================================================================================================
<= 20.00                       0      0       0       2        1       2       0       0        0    0
=======================================================================================================
=======================================================================================================
20.01 - 30.00                  0      0       0       0        6       5       1       0        0    0
=======================================================================================================
=======================================================================================================
30.01 - 40.00                  1      0       0      14       15      10       5       2        2    0
=======================================================================================================
=======================================================================================================
40.01 - 50.00                  1      0       2      27       40      31      10       5        0    0
=======================================================================================================
=======================================================================================================
50.01 - 60.00                  2      0       2      54       79      64      15       3        0    0
=======================================================================================================
=======================================================================================================
60.01 - 70.00                  1      0      12     183      198     159      64      13        3    1
=======================================================================================================
=======================================================================================================
70.01 - 80.00                 11      1       2     316      841   1,196     559     131       52    0
=======================================================================================================
=======================================================================================================
80.01 - 90.00                  1      0       1     212    1,225   1,263     428     107       35    3
=======================================================================================================
=======================================================================================================
90.01 - 100.00                 0      0       0       0       14     467     175      34        5    0
=======================================================================================================
=======================================================================================================
TOTAL:                        17      1      19     808    2,419   3,197   1,257     295       97    4
=======================================================================================================








6. PRINCIPAL BALANCE FOR BALANCES GREATER OR EQUAL TO $600K - GROUP II

===============================================================================================
PRINCIPAL BALANCE  NUMBER OF PRINCIPAL                   WA LTV  OWNER OCC   CASHOUT   FULL
$                    LOANS   BALANCE    WAC (%) WA FICO    (%)      (%)       REFI       DOC
                                ($)                                            (%)       (%)
===============================================================================================
===============================================================================================
Equals to 600,000          1 600,000.00   6.625      601   74.00    100.00        0.00  100.00
===============================================================================================
===============================================================================================
TOTAL:                     1 600,000.00   6.625      601   74.00    100.00        0.00  100.00
===============================================================================================






7. WA GROSS COUPON (GROUP II):                            7.112%





8. WA REMAINING TERM TO MATURITY (GROUP II):              360 MONTHS
    AS OF STATISTICAL CUT-OFF DATE